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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 13, 2002


                           COMMISSION FILE NO. 1-14501


                          PENNZOIL-QUAKER STATE COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                              76-0200625
(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                          PENNZOIL PLACE, P.O. BOX 2967
                            HOUSTON, TEXAS 77252-2967
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



       Registrant's telephone number, including area code: (713) 546-4000


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Item 7.  Financial Statements and Exhibits

c)   Exhibits. The following exhibits are filed with this document:

Exhibit No.     Description
-----------     -----------

99.1 Oath of James J. Postl, President and Chief Executive Officer, pursuant to Securities and Exchange Commission Order No. 4-460

99.2 Oath of Thomas P. Kellagher, Group Vice President and Chief Financial Officer, pursuant to Securities and Exchange Commission Order No. 4-460

99.3 Certification of James J. Postl, President and Chief Executive Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350 of Title 18, United States Code)

99.4 Certification of Thomas P. Kellagher, Group Vice President and Chief Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
                Section 1350 of Title 18, United States Code)


Item 9.  Regulation FD Disclosure

         On August 13, 2002, each of the Principal Executive Officer, James J. Postl, and Principal Financial Officer, Thomas P. Kellagher, of Pennzoil-Quaker State Company submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as Exhibit 99.1 and Exhibit 99.2.

         On August 13, 2002, each of the Principal Executive Officer, James J. Postl, and Principal Financial Officer, Thomas P. Kellagher, of Pennzoil-Quaker State Company submitted to the Securities and Exchange Commission, as correspondence attached to the Company's Quarterly Report on Form 10-Q, certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

         A copy of each of these certifications is attached hereto as Exhibit
99.3 and Exhibit 99.4.

         In accordance with General Instruction B.2. of Form 8-K, the information included or incorporated in this report, including Exhibits 99.1 through 99.4, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PENNZOIL-QUAKER STATE COMPANY
                                        Registrant




                                        By: /s/ Michael J. Maratea
                                            ------------------------------------
                                            Michael J. Maratea
                                            Vice President and Controller


August 13, 2002



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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

99.1 Oath of James J. Postl, President and Chief Executive Officer, pursuant to Securities and Exchange Commission Order No. 4-460

99.2 Oath of Thomas P. Kellagher, Group Vice President and Chief Financial Officer, pursuant to Securities and Exchange Commission Order No. 4-460

99.3 Certification of James J. Postl, President and Chief Executive Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350 of Title 18, United States Code)

99.4 Certification of Thomas P. Kellagher, Group Vice President and Chief Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
                Section 1350 of Title 18, United States Code)